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                                                                      EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Warren E. Pinckert II, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cholestech Corporation on Form 10-Q for the quarterly period ended September 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cholestech Corporation.

                                      By: /s/ Warren E. Pinckert II
                                          --------------------------------------
                                          Warren E. Pinckert II
                                          President and Chief Executive Officer

         I, William W. Burke, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Annual Report of Cholestech Corporation on Form 10- Q for the quarterly period ended September 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cholestech Corporation.

                                      By: /s/ William W. Burke
                                          --------------------------------------
                                          William W. Burke
                                          Vice President of Finance and
                                          Chief Financial Officer